November 8, 2016 CUMULUS MEDIA INC. 2016 Third Quarter Earnings Call Presentation

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward- looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy; our ability to access borrowings under our revolving credit facility; our ability from time to time to renew one or more of our broadcast licenses; changes in interest rates; changes in the fair value of our investments; the timing of, and our ability to complete, any acquisitions or dispositions pending from time to time; costs and synergies resulting from the integration of any completed acquisitions; our ability to effectively manage costs; our ability to effectively drive and manage growth; the popularity of radio as a broadcasting and advertising medium; changing consumer tastes; the impact of general economic conditions in the United States or in specific markets in which we currently do business; industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events; our ability to generate revenues from new sources, including local commerce and technology-based initiatives; the impact of regulatory rules or proceedings that may affect our business or any acquisitions; our ability to continue to meet the listing standards for our Class A common stock to be listed for trading on the NASDAQ stock market; the write-off of a material portion of the fair value of our FCC broadcast licenses and goodwill from time to time; or other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) and any subsequent filings. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise. 2

CUMULUS MEDIA INC. 2016 Third Quarter Earnings Call Presentation 3

Enhance Operational Blocking & Tackling 1 Institute Culture Initiatives 2 Drive Ratings Growth 3 Three Key Initiatives: 4

Enhance Operational Blocking & Tackling 5

Enhance Operational Blocking & Tackling Key Elements Logical realignment of authority and accountability Recruitment of accomplished senior executives Alignment of senior executive compensation Deliberate shift of decision-making to local leaders 48-hour email / phone call response requirement Addressing of legacy systems challenges 6

Institute Culture Initiatives 7

Institute Culture Initiatives WE ARE FOCUSED. We will make every decision, including where we direct our own work efforts, through the lens of HABU (Is this the HIGHEST AND BEST USE of our resources — our people, our time, our energies and our money?) and will ensure that we have a thoughtful plan to execute each decision and activity. WE ARE RESPONSIBLE. We will operate as a transparent and performance-based company, with all of us taking responsibility for our efforts and outcomes, celebrating our successes and their shepherds, and owning up to — and learning from — our failures. WE ARE COLLABORATIVE. We will work across departments and disciplines to proactively support each other’s efforts and endeavors. Silos will be replaced by community; secrets and unresponsiveness supplanted by constructive communication and responsiveness to each other’s needs. We will work as a team with shared goals and successes. WE ARE EMPOWERED. We will be empowered as individuals, valued for, and supported in the unique contributions we each can make. Without exception, we will contribute our talents and time to meeting challenges, fixing problems and rising to the opportunities before us. We will become more empowered individually, and therefore more powerful as a whole. 8

Institute Culture Initiatives Tangible Evidence of Improvement… “Excited for the future” 86% “Proud to work at Cumulus” 92% “Changing for the better” 94% Comparison shown from January 2016 culture survey to May 2016 culture survey of employees 84% 87% 89% 9

34% 36% 25% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Total Turnover A n n u a l i z e d T u r n o v e r 2015 Full Year 2015 Sept YTD 2016 Sept YTD Institute Culture Initiatives Year-to-Date Turnover (Through Sept. 2016) 30% 30% 20% Full-Time Turnover A n n u a l i z e d T u r n o v e r 2015 Fu Yea 36% 40% 24% Voluntary Sales Turnover A n n u a l i z e d T u r n o v e r 10

Drive Ratings Growth 11

Drive Ratings Growth Reorienting of Corporate Resources to Support and Analytical Functions Financial Reallocation Toward High-Impact Stations Return of Authority to Local Markets 12

Jan-12, 100 Mar-15, 73 Sep-16, 88 70 75 80 85 90 95 100 105 Drive Ratings Growth PPM Market Ratings (Indexed to Jan. 2012) Sources: Nielsen, BIA; Calculated as a trailing three month average of Nielsen’s P25-54, M-F, 6a-7p AQH ratings for Cumulus stations, weighted by market size, averaged across markets and indexed to January 2012 PPM markets represented ~53% of Radio Station Group Net Revenue in 2015 13

Su15, 82 Su16, 76 Fa11, 100 Sp15, 88 Sp16, 84 70 75 80 85 90 95 100 105 4-Book Markets 2-Book Markets Drive Ratings Growth Diary Market Ratings (Indexed to Fall 2011) Sources: Nielsen, BIA; Calculated as Nielsen’s P25-54, M-F, 6a-7p AQH ratings for Cumulus stations, weighted by BIA market size, averaged across markets and indexed to the Fall 2011 ratings book Diary markets represented ~46% of Radio Station Group Net Revenue in 2015 14

Unforeseen Clean-up Items Relating to Prior Years 1 Years-Long Lack of Investment in Systems, People and Capital Items 2 Annual Contractual Cost Escalation 3 Unpredictable and Challenging Industry Conditions 4 Unavoidable Hurdles Impacting Turnaround: 15

$289.4 $286.1 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 3Q15 3Q16 N e t R e v e n u e ( $ m m ) Q3 2016 Financial Highlights Net Revenue Commentary by Segment Radio Station Group: • Net revenue grew 0.7% year-over-year • Political and slight share growth drove revenue growth Westwood One: • Net revenue declined 5.5% year-over-year • Revenue performance impacted by adverse industry conditions, somewhat offset by slight share growth Net Revenue Performance 16

$(542.2) $46.3 $(600.0) $(500.0) $(400.0) $(300.0) $(200.0) $(100.0) $- $100.0 3Q15 3Q16 N e t I n c o m e / ( l o s s ) ( $ m m ) Q3 2016 Financial Highlights (cont’d) Net Income / (Loss) Performance 17

$70.6 $58.2 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 3Q15 3Q16 A d j u s t e d E B I T D A ( $ m m ) Q3 2016 Financial Highlights (cont’d) Expense Commentary by Segment Radio Station Group: • Expenses grew $8.3 mm year-over-year • Expense growth driven by new sports rights fees, an increase in music license fees and the high impact programming investment strategy Westwood One: • Expense increase largely driven by $14.4 mm related to resolution of certain contract disputes with CBS • Expenses were flat, excluding CBS resolution costs Adjusted EBITDA Performance (1) 3Q16 Adjusted EBITDA includes the addback of $14.4 mm for resolution of CBS contract disputes 18

• Overall pacing down low single digits ― Radio Station Group pacing up slightly due to political ― Westwood One pacing down mid-to-high single digits • Choppy market environment appears to be continuing in Q4 given uncertainty of political spending Q4 2016 Pacing 19

Four Key Operational Initiatives: Enhance Operational Blocking & Tackling 1 Institute Culture Initiatives 2 Drive Ratings Growth 3 Improve Sales Execution 4 20

Improve Sales Execution Systemic sales execution challenges Poor recruitment and failure to provide training Lack of sales marketing and support resources Unable to execute on local-to-national strategies Revenue generation inhibited by sales systems Limited measurement of sales productivity Numerous sales process inefficiencies 21

Improve Sales Execution Sales Productivity Measurement Sales Support Processes & Systems Unique Selling Proposition Recruitment & Training 22

• Significant challenges faced in regards to the balance sheet • Operational and P&L impact from our over-levered capital structure is real and will continue to limit our turnaround potential • Continuing dialogue with key stakeholders to explore strategies intended to reduce debt and secure runway Continued focus on addressing our debt… 23

APPENDIX: Financial Summary & Reconciliation to Non-GAAP Term 24

Non-GAAP Financial Measure Definition of Adjusted EBITDA Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations before the incurrence of corporate expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service. In addition, Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit facility. We define Adjusted EBITDA as net income (loss) before any non-operating expenses, including depreciation and amortization, stock-based compensation expense, gain or loss on sale of assets or stations (if any), gain or loss on derivative instruments (if any), impairment of assets (if any), acquisition-related and restructuring costs (if any) and franchise and state taxes. In deriving this measure, management excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. Management excludes any gain or loss on the exchange or sale of any assets or stations and any gain or loss on derivative instruments as they do not represent cash transactions nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. Management excludes any non-cash costs associated with impairment of assets as they do not require a cash outlay. Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of media companies. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our credit facility. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful. Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies and comparability may be limited. 25

Q3 2016 Adjusted EBITDA Reconciliation (Dollars in thousands) The table shown reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended September 30, 2016 Three Months Ended September 30, 2016 Radio Station Group Westwood One Corporate and Other Consolidated Net income (loss) $ 134,119 $ (10,874) $ (76,924) $ 46,321 Income tax expense — — 32,788 32,788 Non-operating (income) expense, including net interest expense (2) 59 33,851 33,908 LMA fees 2,481 — — 2,481 Depreciation and amortization 13,653 7,782 522 21,957 Stock-based compensation expense — — 735 735 Gain on sale of assets or stations (94,014) — — (94,014) Acquisition-related and restructuring costs — 344 (794) (450) Franchise and state taxes — — 158 158 CBS dispute resolution expenses — 14,365 — — Adjusted EBITDA $ 56,237 $ 11,676 $ (9,664) $ 58,249 26

Q3 2015 Adjusted EBITDA Reconciliation (Dollars in thousands) The table shown reconciles net (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended September 30, 2015 Three Months Ended September 30, 2015 Radio Station Group Westwood One Corporate and Other Consolidated Net loss $ (388,138) $ (145,344) $ (8,697) $ (542,179) Income tax benefit — — (60,855) (60,855) Non-operating (income) expense, including net interest expense (3) 313 35,510 35,820 LMA fees 2,515 — — 2,515 Depreciation and amortization 15,900 9,092 555 25,547 Stock-based compensation expense — — 12,304 12,304 (Gain) loss on sale of assets or stations (50) — 107 57 Impairment of intangible assets 432,808 132,672 104 565,584 Impairment charges - equity interest in Pulser Media Inc. — 18,308 — 18,308 Acquisition-related and restructuring costs — 1,079 12,684 13,763 Franchise and state taxes — — (244) (244) Adjusted EBITDA $ 63,032 $ 16,120 $ (8,532) $ 70,620 27

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